                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-7154

                  Cohen & Steers Total Return Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2004

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2004 is included herein.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange

Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

         By: /s/ Robert H. Steers
             -----------------------------
                  Name: Robert H. Steers
                  Title: Chairman

         Date: August 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

    By: /s/ Robert H. Steers                      By:  /s/ Martin Cohen
        --------------------------------------        --------------------------------------
        Name: Robert H. Steers                        Name: Martin Cohen
        Title: Chairman, Secretary                    Title: President, Treasurer
               and principal executive officer               and principal financial officer

    Date: August 24, 2004

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

July 26, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2004. The net asset value at that date was $17.15. In addition, during the quarter, three $0.085 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of -6.3%. This compares to the NAREIT Equity REIT Index's(a) total return of -5.8%. For the six months ended June 30, 2004, the fund's total return was 3.9%, compared to NAREIT's 5.5%.

    The second quarter of 2004 brought further evidence of a strengthening U.S. economic recovery. The release of the March report on U.S. non-farm payrolls in early April forced many of the pessimistic, economic naysayers to acknowledge that the recovery was, in fact, for real.

    The second quarter began with a dramatic decline in REIT stock prices, followed by a dramatic rebound and, most importantly, in our view a decisive rotation in leadership within the REIT market. By way of review, the March jobs report took the capital markets by surprise on April 2 and sent the bond market reeling, resulting in the worst quarter for the bond market since the first quarter of 1994. REITs dropped 18% from their highs at the end of March, before bottoming on May 10. We characterized this decline as technical in nature, driven by the valuation concerns of some investors, and one that we believed presented an attractive investment opportunity. In our view, the very jobs report that set off the decline in REIT share prices was likely to contribute to improving real estate fundamentals and greater cash flow for REITs.

    We are pleased to report that since then REITs have rebounded significantly, recording a 14% total return from May 10 through the end of June, and were one of the best performing asset classes over this time period. The strong returns of the last two months are certainly inconsistent with the notion put forward by some pundits that REITs tipped into a bear market in the second quarter in sympathy with the bond market. In fact, if the first half of 2004 is a proper guide, we believe REITs are on pace to deliver the low- to mid-teens total return profile that is consistent with the sector's long-term average.

    While many observers focused on the uncharacteristic volatility in REIT share prices, the more interesting story in the second quarter was a rotation of leadership within the REIT market. The defensive issues, which had led the REIT group since 2001, have ceded their market leadership to the more cyclically inclined companies that we believe will respond to the economic recovery most quickly and most dramatically. The broad distribution of returns across sectors during the quarter highlights in greater detail this change in leadership, as well as the above-average volatility experienced during the quarter. The best performing sectors were apartment and hotel,

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

which generated total returns of 2.2% and -2.6% respectively. Conversely, the worst performing sectors during the quarter were health care (-13.4% total return) and regional mall (-11.5%). The obvious difference between the two groups is the short lease duration and more variable demand patterns of the strong performing cyclical sectors versus the long lease terms and relatively consistent demand profiles of the laggards, which tend not to respond quickly to accelerating economic growth.

    The fund's best performing investments during the quarter were in the apartment and industrial sectors, which produced total returns of 1.1% and -0.5% respectively, while the worst performing sector for the fund was the healthcare sector, which had a -13.9% total return. Apartment companies AvalonBay Communities and Mid-America Apartment Communities were the fund's best performing holdings, contributing total returns of 6.8% and 3.9% respectively. Laggards during the quarter included Health Care REIT, with a total return of -18.5% and Glimcher Realty Trust, which generated a total return of -16.6%.

    Our performance during the quarter was also enhanced by our position in Keystone Property Trust, a small-cap industrial REIT that announced it was being acquired by a joint venture between Prologis Trust and affiliates of Eaton Vance Management for $23.80 per share in cash, a 14% premium to the previous day's closing price. This transaction is significant for two reasons, among others. One is that it highlights the fact that, in our view, Wall Street continues to underestimate real estate values (the consensus net asset value estimate for Keystone prior to the deal was approximately $18.50 per share). Additionally, we believe the transaction represents another validation of our strategy, as Keystone embodied many of the key attributes we look for in investment candidates. Specifically, these attributes include companies that are relatively underfollowed, small to mid-cap in size with an above-average dividend yield, and that are trading at a lower price/NAV ratio than their peers.

INVESTMENT OUTLOOK

    In the wake of the REIT stock price decline in the second quarter, many investors have asked us whether REITs can continue to perform well in what many are concerned (overly so, in our view) may be a period of rising interest rates.

    Our view has always been and continues to be that real estate fundamentals are the primary driver of REIT returns over the long run. Still, we regularly examine the extent to which REITs are correlated with other asset classes. We have found that over the long term REIT share price behavior has not been statistically related in any material way to the performance of bonds or interest rates. In other words, over time, the performance of the bond market has explained virtually none of the performance of REITs.

    Over the short term, REITs may appear to correlate with interest rates, as we have seen recently. However, although we can say with certainty that rising rates result in poor returns for bonds, the REIT return equation cannot be solved using interest rates as the only input variable. Importantly, we have also found that in the 12 months following periods of rising interest rates, as the dampening effect of higher interest rates on security returns has subsided and the acceleration of real estate fundamentals has kicked in, REIT performance historically has been consistently very strong.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    Nonetheless, we cannot ignore the fact that interest rates can have an impact on REIT earnings and asset values. Higher interest rates will increase the cost of REITs' debt capital over time, although the impact will be mitigated by REITs' use of primarily long-term, fixed-rate debt. Higher interest rates may also result in higher real estate capitalization rates, which would tend to lower estimates of property values. However, we believe that if interest rates are rising due to a stronger economy and attendant higher inflationary expectations (which in the past have been favorable for real estate fundamentals), this could serve to offset at least some of the impact that higher interest rates would otherwise have on capitalization rates.

    Higher interest rates can also have some beneficial effects on REITs. The higher inflationary expectations, which are partially driving higher interest rates, push up the price of building costs, especially inputs like steel, concrete, lumber, labor and construction period interest. Thus the overall replacement cost of real estate escalates, which flows through eventually in the form of higher market rents. Already we are hearing reports that construction costs have risen by as much as 25% over the past two years. If capitalization rates were to rise, the return on assets that REITs could achieve on external acquisitions of property should increase. Furthermore, higher debt costs will tend to choke off development of new, competitive real estate. These higher debt costs tend to have a greater impact on the private developers who typically build the majority of new buildings and use a higher proportion of debt in their capital structure.

    Our conclusion is that, although changes in interest rates have a varied impact on REITs, the positive and negative impacts have historically tended to offset one another, such that the overall impact on REIT returns has not generally been material, thus, the historical lack of correlation. What remains material is the supply and demand for real estate and how that impacts building occupancies and rents. The most important thing to recognize about the prospects for REIT returns, in our view, is that the job growth that occurred in March of this year was followed up with strong job growth reports for both April and May. With this key economic driver in place, we believe the prospects for higher building occupancies and rents, and thus for higher cash flows for REITs, are excellent.

    At this point, with the first dose of Fed tightening already under our belts and a further rise in interest rates widely anticipated among economists and investors alike, it is safe to say that whatever impact investors believe rising interest rates may have on REITs has been well digested by the stock market. The net effect has been to bring REIT valuations in line with historical averages. In our view, the favorable prospects for accelerating cash

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

flow growth over the next couple of years in combination with these valuations give us confidence that REITs can continue to generate attractive total returns.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

                       GREG E. BROOKS, CFA
                       GREG E. BROOKS, CFA
                       Portfolio Manager

           Cohen & Steers is online at cohenandsteers.com

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at cohenandsteers.com

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD(a)
                                                  ---------   ------------   ------------
EQUITIES                                 98.89%(b)
  COMMON STOCK                           78.85%
    DIVERSIFIED                           9.81%
         Colonial Properties Trust..............    82,100    $  3,163,313       6.96%
         Crescent Real Estate Equities Co. .....   170,600       2,750,072       9.31
         iStar Financial........................    36,900       1,476,000       6.98
         Vornado Realty Trust...................   143,200       8,178,152       4.97
                                                              ------------
                                                                15,567,537
                                                              ------------
    HEALTH CARE                          10.12%
         Health Care Property Investors.........   230,000       5,529,200       6.95
         Health Care REIT.......................    27,600         897,000       7.38
         Nationwide Health Properties...........   161,800       3,058,020       7.83
         Ventas.................................   281,700       6,577,695       5.57
                                                              ------------
                                                                16,061,915
                                                              ------------
    HOTEL                                 1.02%
         Hospitality Properties Trust...........    38,400       1,624,320       6.81
                                                              ------------
    INDUSTRIAL                            1.51%
         First Industrial Realty Trust..........    64,700       2,386,136       7.43
                                                              ------------
    MORTGAGE                              1.95%
         Newcastle Investment Corp. ............   103,027       3,085,659       8.01
                                                              ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
    OFFICE                               21.91%
         Arden Realty...........................   160,000    $  4,705,600       6.87%
         Brandywine Realty Trust................   184,900       5,027,431       6.47
         CarrAmerica Realty Corp................   155,100       4,688,673       6.62
         Equity Office Properties Trust.........   203,400       5,532,480       7.35
         HRPT Properties Trust..................    71,900         719,719       7.99
         Mack-Cali Realty Corp..................   150,800       6,240,104       6.09
         Maguire Properties.....................    93,000       2,303,610       6.46
         Prentiss Properties Trust..............   165,300       5,540,856       6.68
                                                              ------------
                                                                34,758,473
                                                              ------------
    OFFICE/INDUSTRIAL                     6.56%
         Kilroy Realty Corp.....................    56,600       1,930,060       5.81
         Liberty Property Trust.................   135,600       5,452,476       6.02
         Reckson Associates Realty Corp. .......   110,000       3,020,600       6.18
                                                              ------------
                                                                10,403,136
                                                              ------------
    RESIDENTIAL                          12.48%
       APARTMENT                         12.23%
         Archstone-Smith Trust..................   152,900       4,484,557       5.86
         AvalonBay Communities..................    69,900       3,950,748       4.95
         Camden Property Trust..................    78,900       3,613,620       5.55
         Gables Residential Trust...............   122,900       4,176,142       7.09
         Home Properties........................    47,000       1,832,060       6.36
         Mid-America Apartment Communities......    35,400       1,341,306       6.18
                                                              ------------
                                                                19,398,433
                                                              ------------
       MANUFACTURED HOME                  0.25%
         Affordable Residential Communities.....    24,300         403,380       7.53
                                                              ------------
         TOTAL RESIDENTIAL......................                19,801,813
                                                              ------------
    SELF STORAGE                          0.15%
         Sovran Self Storage....................     6,200         236,716       6.31
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
    SHOPPING CENTER                      13.34%
       COMMUNITY CENTER                   4.01%
         Developers Diversified Realty Corp. ...    22,600    $    799,362       5.20%
         Federal Realty Investment Trust........    52,400       2,179,316       4.71
         Heritage Property Investment Trust.....    51,300       1,388,178       7.76
         Kramont Realty Trust...................    69,500       1,112,000       8.13
         Urstadt Biddle Properties -- Class A...    60,000         888,600       5.81
                                                              ------------
                                                                 6,367,456
                                                              ------------
       REGIONAL MALL                      9.33%
         CBL & Associates Properties............    42,100       2,315,500       5.27
         Glimcher Realty Trust..................    95,200       2,105,824       8.69
         Macerich Co............................   110,500       5,289,635       5.10
         Mills Corp.............................   109,000       5,090,300       5.10
                                                              ------------
                                                                14,801,259
                                                              ------------
         TOTAL SHOPPING CENTER..................                21,168,715
                                                              ------------
              TOTAL COMMON STOCK
                (Identified cost -- $82,496,464)               125,094,420
                                                              ------------
  PREFERRED STOCK                        20.04%
    DIVERSIFIED                           1.20%
         Colonial Properties Trust, 9.25%,
            Series C............................       600          15,570       8.91
         Colonial Properties Trust, 8.125%,
            Series D............................    14,600         374,198       7.93
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible).......    75,500       1,508,490       8.45
                                                              ------------
                                                                 1,898,258
                                                              ------------
    HEALTH CARE                           2.83%
         Nationwide Health Properties, 7.677%,
            Series P............................    47,000       4,491,438       8.03
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
    HOTEL                                 0.21%
         FelCor Lodging Trust, 9.00%, Series B..     2,900    $     72,500       9.00%
         Host Marriott Corp, 10.00%, Series C...     3,500          92,050       9.51
         Host Marriott Financial Trust, 6.75%,
            QUIPS(a) (Convertible)..............     3,200         166,400       6.50
                                                              ------------
                                                                   330,950
                                                              ------------
    INDUSTRIAL                            0.26%
         Keystone Property Trust, 9.125%,
            Series D............................    16,100         416,990       8.81
                                                              ------------
    OFFICE                                3.83%
         Alexandria Real Estate Equities, 9.10%,
            Series B............................    13,900         371,408       8.51
         HRPT Properties Trust, 8.75%,
            Series B............................    52,800       1,388,640       8.32
         Highwoods Properties, 8.625%,
            Series A............................     4,300       4,310,750       8.60
                                                              ------------
                                                                 6,070,798
                                                              ------------
    RESIDENTIAL -- APARTMENT              3.32%
         Apartment Investment & Management Co.,
            8.75%, Series D.....................     6,431         161,482       8.71
         Apartment Investment & Management Co.,
            9.375%, Series G....................   113,200       2,931,880       9.05
         Apartment Investment & Management Co.,
            10.10%, Series Q....................    25,000         655,000       9.64
         Apartment Investment & Management Co.,
            10.00%, Series R....................    18,100         477,116       9.48
         Mid-America Apartment Communities,
            8.30%, Series H.....................    17,300         435,095       8.25
         Post Properties, 8.50%, Series A.......    11,000         606,375       7.80
                                                              ------------
                                                                 5,266,948
                                                              ------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2004 (UNAUDITED)

                                                   NUMBER        VALUE         DIVIDEND
                                                  OF SHARES     (NOTE 1)        YIELD
                                                  ---------   ------------   ------------
    SHOPPING CENTER                       8.39%
       COMMUNITY CENTER                   0.93%
         Developers Diversified Realty Corp.,
            8.60%, Series F.....................     1,600    $     41,360       8.33%
         Ramco-Gershenson Property Trust, 9.50%,
            Series B............................    11,600         306,820       9.05
         Saul Centers, 8.00%, Series A..........    26,800         683,400       7.84
         Urstatdt Biddle Properties, 8.50%,
            Series C............................     4,000         438,000       7.76
                                                              ------------
                                                                 1,469,580
                                                              ------------
       OUTLET CENTER                      0.46%
         Chelsea Property Group, 8.375%,
            Series A............................    13,000         736,937       7.39
                                                              ------------
       REGIONAL MALL                      7.00%
         CBL & Associates Properties, 8.75%,
            Series B............................    13,000         686,400       8.29
         Glimcher Realty Trust, 8.125%,
            Series G............................    16,000         380,000       8.55
         Mills Corp., 9.00%, Series B...........    73,800       1,966,032       8.45
         Mills Corp., 9.00%, Series C...........    25,000         663,125       8.52
         Mills Corp., 8.75%, Series E...........    26,000         681,460       8.35
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A.............    55,400       3,263,060       9.34
         Taubman Centers, 8.30%, Series A.......   139,500       3,466,575       8.35
                                                              ------------
                                                                11,106,652
                                                              ------------
         TOTAL SHOPPING CENTER..................                13,313,169
              TOTAL PREFFERED STOCK
                (Identified cost -- $28,004,704)                31,788,551
                                                              ------------
              TOTAL EQUITIES (Identified
                cost -- $110,501,168)...........               156,882,971
                                                              ------------

                                                  PRINCIPAL
                                                   AMOUNT
                                                  ---------
CORPORATE BOND                            0.41%
         Host Marriott, LP, 9.50%,
            due 01/15/07
            (Identified cost -- $600,418).......  $600,000         658,500
                                                              ------------
TOTAL INVESTMENTS (Identified
  cost -- $111,101,586)..............    99.30%                157,541,471
OTHER ASSETS IN EXCESS OF LIABILITIES     0.70%                  1,108,738
                                        ------                ------------
NET ASSETS (Equivalent to $17.15 per
  share based on 9,249,159 shares of
  capital stock outstanding).........   100.00%               $158,650,209
                                        ------                ------------
                                        ------                ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2004 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $111,101,586) (Note 1).......................  $157,541,471
    Cash....................................................       377,443
    Dividends and interest receivable.......................       896,298
    Other assets............................................        17,575
                                                              ------------
         Total Assets.......................................   158,832,787
                                                              ------------
LIABILITIES:
    Payable to investment advisor...........................        89,845
    Payable for professional fees...........................        39,851
    Payable to directors....................................         4,751
    Payable to administrator................................         3,076
    Other liabilities.......................................        45,055
                                                              ------------
         Total Liabilities..................................       182,578
                                                              ------------
NET ASSETS applicable to 9,249,159 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $158,650,209
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
  ($158,650,209[div]9,249,159 shares outstanding)...........  $      17.15
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      17.06
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
  SHARE.....................................................         (0.52%)
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $112,560,482
    Distributions in excess of net investment income........    (1,681,891)
    Accumulated net realized gain on investments............     1,331,733
    Net unrealized appreciation on investments..............    46,439,885
                                                              ------------
                                                              $158,650,209
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $3,741,622
    Interest income.........................................      30,895
                                                              ----------
         Total Income.......................................   3,772,517
                                                              ----------
Expenses:
    Investment advisory fees (Note 2).......................     552,236
    Reports to shareholders.................................      73,260
    Professional fees.......................................      36,183
    Directors' fees and expenses (Note 2)...................      20,138
    Administration fees.....................................      13,580
    Transfer agent fees and expenses........................      11,644
    Custodian fees and expenses.............................      10,280
    Registration and filing fees............................       6,566
    Line of credit fees (Note 6)............................       3,562
    Miscellaneous...........................................       9,881
                                                              ----------
         Total Expenses.....................................     737,330
                                                              ----------
Net Investment Income.......................................   3,035,187
                                                              ----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................   1,575,391
    Net change in unrealized appreciation on investments....   1,610,783
                                                              ----------
         Net realized and unrealized gain on investments....   3,186,174
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $6,221,361
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                       FOR THE             FOR THE
                                                  SIX MONTHS ENDED        YEAR ENDED
                                                    JUNE 30, 2004     DECEMBER 31, 2003
                                                  -----------------   ------------------
Change in Net Assets:
    From Operations:
         Net investment income..................    $  3,035,187         $  5,365,361
         Net realized gain on investments.......       1,575,391            3,136,985
         Net change in unrealized appreciation
            on investments......................       1,610,783           33,087,426
                                                    ------------         ------------
              Net increase in net assets
                resulting from operations.......       6,221,361           41,589,772
                                                    ------------         ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income..................      (4,717,078)          (5,365,361)
         Net realized gain on investments.......              --           (3,196,876)
         Tax return of capital..................              --             (917,957)
                                                    ------------         ------------
              Total dividends and distributions
                to shareholders.................      (4,717,078)          (9,480,194)
                                                    ------------         ------------
              Total increase in net assets......       1,504,283           32,109,578
                                                    ------------         ------------
    Net Assets:
         Beginning of period....................     157,145,926          125,036,348
                                                    ------------         ------------
         End of period(a).......................    $158,650,209         $157,145,926
                                                    ------------         ------------
                                                    ------------         ------------

-------------------
(a) Includes distributions in excess of net investment income of $1,681,891 and $0 at June 30, 2004 and December 31, 2003, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                            FOR THE                     FOR THE YEAR ENDED DECEMBER 31,
                                        SIX MONTHS ENDED   ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:         JUNE 30, 2004       2003        2002        2001        2000        1999
--------------------------------         -------------     ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of
 period...............................       $16.99         $13.52      $13.41      $12.35      $ 10.63     $ 12.35
                                             ------         ------      ------      ------      -------     -------
Income from investment operations:
   Net investment income..............         0.33           0.58        0.64        0.77         0.75        0.83
   Net realized and unrealized
     gain/(loss) on investments.......         0.34           3.92        0.43        1.28         1.93       (1.56)
                                             ------         ------      ------      ------      -------     -------
       Total income from investment
         operations...................         0.67           4.50        1.07        2.05         2.68       (0.73)
                                             ------         ------      ------      ------      -------     -------
Less dividends and distributions to
 shareholders from:
   Net investment income..............        (0.51)         (0.58)      (0.75)      (0.77)       (0.74)      (0.83)
   Net realized gain on investments...           --          (0.35)      (0.21)         --           --          --
   Tax return of capital..............           --          (0.10)         --       (0.22)       (0.22)      (0.16)
                                             ------         ------      ------      ------      -------     -------
       Total from dividends and
         distributions to
         shareholders.................        (0.51)         (1.03)      (0.96)      (0.99)       (0.96)      (0.99)
                                             ------         ------      ------      ------      -------     -------
       Net increase/(decrease) in net
         assets.......................         0.16           3.47        0.11        1.06         1.72       (1.72)
                                             ------         ------      ------      ------      -------     -------
Net asset value, end of period........       $17.15         $16.99      $13.52      $13.41      $ 12.35     $ 10.63
                                             ------         ------      ------      ------      -------     -------
                                             ------         ------      ------      ------      -------     -------
Market value, end of period...........       $17.06         $17.74      $14.19      $13.60      $11.875     $10.625
                                             ------         ------      ------      ------      -------     -------
                                             ------         ------      ------      ------      -------     -------
--------------------------------------------------------------------------------------------------------------------
Total market value return(a)..........       - 0.98%(b)      33.36%      11.53%      23.34%       21.53%    - 10.18%
                                             ------         ------      ------      ------      -------     -------
                                             ------         ------      ------      ------      -------     -------
Total net asset value return(a).......         3.94%(b)      34.05%       7.77%      16.82%       26.17%     - 6.77%
                                             ------         ------      ------      ------      -------     -------
                                             ------         ------      ------      ------      -------     -------
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).        158.7          157.1       125.0       124.1         91.4        78.7
                                             ------         ------      ------      ------      -------     -------
                                             ------         ------      ------      ------      -------     -------
Ratio of expenses to average daily net
 assets (before expense reduction)....         0.93%(c)       0.95%       0.96%       1.18%        1.16%       1.18%
                                             ------         ------      ------      ------      -------     -------
                                             ------         ------      ------      ------      -------     -------
Ratio of expenses to average daily net
 assets (net of expense reduction)....         0.93%(c)       0.95%       0.96%       1.18%        1.15%       1.12%
                                             ------         ------      ------      ------      -------     -------
                                             ------         ------      ------      ------      -------     -------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................         3.85%(c)       3.93%       4.59%       5.86%        6.56%       7.08%
                                             ------         ------      ------      ------      -------     -------
                                             ------         ------      ------      ------      -------     -------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................         3.85%(c)       3.93%       4.59%       5.86%        6.57%       7.14%
                                             ------         ------      ------      ------      -------     -------
                                             ------         ------      ------      ------      -------     -------
Portfolio turnover rate...............            2%(b)         22%         30%         34%          31%         62%
                                             ------         ------      ------      ------      -------     -------
                                             ------         ------      ------      ------      -------     -------

-------------------
(a) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(b) Not annualized.

(c) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a closed-end, nondiversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the fund based on open market purchases made by Equiserve (the Plan Agent) on payable date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the fund on portfolio securities.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the advisor believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the advisor believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim. The fund had no borrowings during the six months ended June 30, 2004.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the investment advisor to the fund, pursuant to an advisory agreement (the advisory agreement). The advisor is responsible for the

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

actual management of the fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the advisor, subject to review by the board of directors and the applicable provisions of the Act. For the services provided pursuant to the advisory agreement, the advisor is entitled to receive a fee, computed daily and payable monthly at an annual rate of 0.70% of the fund's average daily net assets. For the six months ended June 30, 2004, the fund incurred investment advisory fees of $552,236.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the six months ended June 30, 2004, fees and related expenses accrued for nonaffiliated directors totaled $20,138.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2004, totaled $3,066,423 and $3,164,238, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $111,101,586
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $ 46,460,017
Gross unrealized depreciation.....................  $    (20,132)
                                                    ------------
Net unrealized appreciation.......................  $ 46,439,885
                                                    ------------
                                                    ------------

NOTE 5. COMMON STOCK

    At June 30, 2004, the fund had one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 9,249,159 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 43,105 shares.

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Realty Shares, Inc. Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc., and Cohen & Steers Utility Fund, Inc. has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement.

    During the six months ended June 30, 2004, did not utilize the line of credit. For the six months ended June 30, 2004, the fund paid commitment fees and other expenses of $3,562.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS(a)
                   (PERIODS ENDED JUNE 30, 2004) (UNAUDITED)

                                 SINCE INCEPTION
ONE YEAR  FIVE YEARS  TEN YEARS     (9/27/93)
--------  ----------  ---------     ---------
 22.16%     14.40%     12.01%        11.53%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

-------------------
(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                 PROXY RESULTS

    During the six month period ended June 30, 2004, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 29, 2004. The description of each proposal and number of shares voted are as follows:

                                                                SHARES VOTED   AUTHORITY
                                                                   FOR         WITHHELD
1.   To elect Directors
     Martin Cohen.............................................   8,819,453      83,359
     Richard J. Norman........................................   8,819,172      83,641
     Frank K. Ross............................................   8,810,622      92,191

                                                    SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                       FOR          AGAINST        ABSTAIN
2.   To ratify PricewaterhouseCoopers LLP as the
     fund's independent registered public
     accountants..................................   8,765,117        64,488         73,207

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

            FOR HIGH CURRENT INCOME:                              FOR TOTAL RETURN:

                COHEN & STEERS                                     COHEN & STEERS
              EQUITY INCOME FUND                                   REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                   FOR TOTAL RETURN                                FOR CAPITAL APPRECIATION

                    COHEN & STEERS                                      COHEN & STEERS
                     UTILITY FUND                                    SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES
                                                          CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
                                                          SYMBOL: CSSPX

             FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
               OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
         1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER
          INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE
                 INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS
                            CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR


--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISOR
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Bonnie Cohen                             FUND ADMINISTRATOR AND CUSTODIAN
Director                                 State Street Corp.
                                         225 Franklin Street
George Grossman                          Boston, MA 02110
Director
                                         TRANSFER AGENT
Richard J. Norman                        Equiserve Trust Company
Director                                 250 Royall Street
                                         Canton, MA 02021
Frank K. Ross                            (800) 426-5523
Director
                                         LEGAL COUNSEL
Willard H. Smith Jr.                     Simpson Thacher & Bartlett LLP
Director                                 425 Lexington Avenue
                                         New York, NY 10017
Greg E. Brooks
Vice president                           New York Stock Exchange Symbol: RFI

Joseph M. Harvey                         Web site: cohenandsteers.com
Vice president
                                         This report is for shareholder
Adam Derechin                            information. This is not a prospectus
Vice president and assistant treasurer   intended for use in the purchase or
                                         sale of fund shares. Past performance
Lawrence B. Stoller                      is of course no guarantee of future
Assistant secretary                      results and your investment may be
                                         worth more or less at the time you
                                         sell.


--------------------------------------------------------------------------------
                                       21

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



                                                COHEN & STEERS
                                           ------------------------
                                           TOTAL RETURN REALTY FUND



                                           -------------------------
                                               SEMIANNUAL REPORT
                                                 JUNE 30, 2004



                         STATEMENT OF DIFFERENCES

The division sign shall be expressed as................................. [div]

The section symbol shall be expressed as................................  'SS'